UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  June 23, 2008
                ________________________________________________
                Date of Report (Date of earliest event reported)


                             GENEVA RESOURCES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           Nevada                       0-32593                  98-0441019
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


   2533 N. Carson Street, Suite 125
         Carson City, Nevada                                            89706
________________________________________                              __________
(Address of principal executive offices)                              (Zip Code)


                                 (775) 348-9330
               __________________________________________________
               Registrant's telephone number, including area code


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on June 23, 2008, the Board of Directors (the "Board") of Geneva Resources, Inc., a Nevada corporation (the "Company") accepted the resignation of Mark Campbell dated May 21, 2008 as a member of the Board of Directors of the Company. There were no disagreements or disputes between the Company and Mr. Campbell. Therefore, the Board of Directors remains comprised of Marcus Johnson,
D. Bruce Horton, Duncan Bain, Stephen Jewett and Betrand Taquet.


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(c) SHELL COMPANY TRANSACTION.

    Not applicable.

(d) EXHIBITS.

    Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GENEVA RESOURCES, INC.


DATE:  June 24, 2008.                   /s/ MARCUS JOHNSON
                                        ________________________________________
                                        Name: Marcus Johnson
                                        Title: President/Chief Executive Officer






















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